UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
December 12, 2025
Date of report (Date of earliest event reported)
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SEI INVESTMENTS COMPANY
(Exact name of registrant as specified in its charter)
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Pennsylvania	0-10200	23-1707341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1 Freedom Valley Drive
Oaks, Pennsylvania 19456
(Address of Principal Executive Offices and Zip Code)
(610) 676-1000
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 12, 2025, Alfred P. West, Jr., who founded SEI Investments Company (the “Company”) in 1968 and following that served as the Company’s chief executive officer for more than 50 years and most recently as Executive Chairman of the Board of Directors (the "Board"), tendered his resignation as a member of the Board and as an officer of the Company and its subsidiaries and affiliates, effective January 1, 2026. Mr. West indicated that his resignation was not because of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
In order to avail the Board as well as the management and employees of the Company the continued benefit of Mr. West’s guidance, direction and support in furtherance of the Company’s operational and strategic success, the Board appointed Mr. West to serve, effective upon his resignation, as the non-voting Chairman Emeritus of the Board.
The Board also appointed current independent member Carl Guarino to serve as the non-executive Chairman of the Board, effective upon Mr. West’s resignation, and reduced the size of the Board from nine members to eight, also effective upon Mr. West’s resignation.
A press release relating to Mr. West’s resignation and Mr. Guarino’s appointment, issued December 17, 2025, is filed as Exhibit 99.1 to this Current Report on Form 8-K.
Item 8.01. Other Events.
Also on December 12, 2025, the Board of Directors of SEI Investments Company declared a dividend of $0.52 per share. The cash dividend will be payable to shareholders of record on December 29, 2025 with a payment date of January 12, 2026.
Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 17, 2025 of SEI Investments Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEI INVESTMENTS COMPANY

Date:	December 17, 2025	By:	/s/ Sean J. Denham
Sean J. Denham Chief Financial and Chief Operating Officer